Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of June 29, 2015, by and among Juno Therapeutics, Inc., a Delaware corporation (the “Company”), Celgene Corporation, a Delaware corporation (“Celgene Corp.”) and Celgene RIVOT Ltd (“Celgene RIVOT” and together with Celgene Corp., the “Investors”).

This Agreement is made pursuant to the Share Purchase Agreement, dated as of June 29, 2015, by and among the Company and the Investors (the “Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Advice” shall have the meaning set forth in Section 6(e).

“Affiliate” shall have the meaning set forth in the Voting and Standstill Agreement.

“Celgene Group” shall have the meaning set forth in the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2 is first declared effective by the Commission.

“Effectiveness Date” means: (a) with respect to a Registration Statement that may be required pursuant to Section 2(a) hereof, the 60th day following the Filing Date (or the 90th day following the Filing Date in the event such Registration Statement is reviewed by the Commission), and (b) with respect to any Registration Statement that may be required pursuant to Section 2(b) hereof, the 90th day following the date on which the Company first knows that such additional Registration Statement is required under such Section (or the 120th day following the date on which the Company first knows that such additional Registration Statement is required in the event the additional Registration Statement is reviewed by the Commission). If an Effectiveness Date falls on a Saturday, Sunday or other date that the Commission is closed for business, the Effectiveness Date shall be extended to the next day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Holders” shall mean the Holders as defined in the Existing Rights Agreement.

“Existing Rights Agreement” means any agreement entered into by the Company and existing as of the date hereof that provides for any registration rights with respect to any of the Company’s securities.

“FAR Acquisition Percentage” shall have the meaning set forth in the Purchase Agreement.

“Filing Date” means: (a) with respect to a Registration Statement that may be required pursuant to Section 2(a) hereof, a date which is no later than the 20th day following receipt by the Company of a written request from a Holder that the Company effect a registration of all or a portion of the Registrable Securities, and (b) with respect to any Registration Statement that may be required pursuant to Section 2(b) hereof, the 30th day following the date on which the Company first knows that such additional Registration Statement is required under such Section.

“Holder” means a holder from time to time of Registrable Securities, but only if such holder is either of the Investors or any assignee thereof in accordance with Section 6(k).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Lock-Up Period” shall have the meaning set forth in the Voting and Standstill Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Other Registration Statement” shall have the meaning set forth in Section 6(d).

“Permitted Transferee” shall have the meaning set forth in the Voting and Standstill Agreement.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Reduction Securities” shall have the meaning set forth in Section 2(b).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document (including any pre- or post-effective amendment or supplement thereto) in compliance with the Securities Act, and, as applicable, the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means (a) the Shares issued pursuant to the Purchase Agreement, and (b) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Shares; provided, however, that no shares of Common Stock shall be deemed Registrable Securities for purposes of this Agreement to the extent such shares (x) have been sold to the public through a registration statement or pursuant to Rule 144 or (y) have been sold, transferred or otherwise disposed of by a Person in a transaction in which its rights under this Agreement were not assigned in accordance with Section 6(k).

“Registration Statement” means each of the following: (a) a Registration Statement contemplated by Section 2(a) hereof and (b) each additional registration statement, if any, contemplated by Section 2(b) hereof, and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Restricted Period” shall have the meaning set forth in the Voting and Standstill Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SAR Termination Date” shall have the meaning set forth in the Purchase Agreement.

“Second Acquisition Right” shall have the meaning set forth in the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 2(c).

“Shares” shall have the meaning set forth in the Purchase Agreement.

“Shares of Then Outstanding Common Stock” shall have the meaning set forth in the Voting and Standstill Agreement.

“Trading Day” means any day on which the Common Stock is traded on its Trading Market.

“Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an underwriter for reoffering to the public.

“Voting and Standstill Agreement” shall mean the Voting and Standstill Agreement by and among the Company and the Investors.

2. Registration.

(a) Following the fifth (5th) anniversary of the exercise of the Second Acquisition Right or, if the Second Acquisition Right expires unexercised or does not become exercisable, the fifth (5th) anniversary of the SAR Termination Date, and at any time that a Holder chooses to sell or offer to sell any Shares of Then Outstanding Common Stock as such Holder may hold in order to reduce the beneficial ownership of the Celgene Group to the FAR Acquisition Percentage of the Shares of Then Outstanding Common Stock pursuant to Section 3.1(B) of the Voting and Standstill Agreement, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 covering the resale of all or such portion of Registrable Securities as are permitted to be sold pursuant to Section 3 of the Voting and Standstill Agreement and are specified in a written request from a Holder to the Company not already covered by an existing and effective Registration Statement (except as provided in Section 2(b)) for an offering to be made on a continuous basis pursuant to Rule 415. If the Company is not at such time eligible for the use of Form S-3, then the Company will use its commercially reasonable efforts to prepare and file a Registration Statement on a Form S-1 or alternative form that permits the resale of the Registrable Securities. The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective under the

Securities Act as soon as possible but, in any event, no later than the Effectiveness Date for such Registration Statement, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all Registrable Securities covered by such Registration Statement have been publicly sold by a Holder or (ii) the date that all shares of Common Stock covered by such Registration Statement cease to be Registrable Securities hereunder (the “Effectiveness Period”), subject to Section 6(c) hereof. The Company shall not be required to effect more than two registrations pursuant to this Section 2(a) in any 12-month period; provided, that the Company will not have been deemed to effect a registration unless and until the Registration Statement requested under this Section 2(a) becomes effective.

(b) Notwithstanding anything contained herein to the contrary, in the event that, following the filing of a Registration Statement pursuant to Section 2(a) above, the Commission limits the amount of Registrable Securities that may be included and sold by a Holder in any Registration Statement, including any such Registration Statement filed pursuant to Section 2(a) above, pursuant to Rule 415 or any other basis, the Company may reduce the number of Registrable Securities included in such Registration Statement on behalf of such Holder (such Registrable Securities so reduced, the “Reduction Securities”). In such event the Company shall give such Holder prompt written notice of the number of such Reduction Securities. The Company shall use its commercially reasonable efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities. Such new Registration Statement shall be filed on or prior to the applicable Filing Date, shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date for such Registration Statement, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period, subject to Section 6(c) hereof.

(c) Any Holder exercising its rights under this Section 2 agrees to furnish to the Company a completed notice and questionnaire containing such information regarding such Holder, the Registrable Securities held by such Holder and the distribution proposed by such Holder as the Company may reasonably request and as shall be required in connection with any registration referred to in this Agreement (a “Selling Stockholder Questionnaire”) on a date that is not less than five Trading Days prior to the date of filing of a Registration Statement. Such Holder further agrees that it shall not be entitled to be named as a selling securityholder in a Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire. If such Holder of Registrable Securities returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-

effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire. Such Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(d) In the event that the Company is not eligible to register the resale of Registrable Securities on Form S-3 at any time after the Company initially qualifies to use Form S-3, the Company shall (i) use commercially reasonable efforts to resume its eligibility to use Form S-3 and (ii) undertake to register any Registrable Securities pursuant to this Section 2 on Form S-3 as soon as such form becomes available.

(e) Until the Company obtains a waiver from the Existing Holders under the Existing Rights Agreement, the registration rights granted to the Investors under this Section 2 are subject to the prior, senior right of the Existing Holders, including without limitation under Sections 2.2 and 2.12 of the Existing Rights Agreement. The Company shall use its commercially reasonable efforts to seek and obtain a waiver from the Existing Holders to allow the Investors to exercise their rights under this Section 2 without being subject to the rights of the Existing Holders thereto.

(f) If Celgene RIVOT or any former Permitted Transferee that holds Registrable Securities ceases to be a direct or indirect “wholly owned” (within the meaning of Section 1.27 of the Voting and Standstill Agreement) controlled subsidiary of Celgene Corp., then Celgene RIVOT or such former Permitted Transferee, as applicable, will cease to have any rights under this Agreement.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the selling Holder or Holders copies of all such documents proposed to be filed (other than those incorporated by reference). Notwithstanding the foregoing, the Company shall not be required to furnish to the Holders any prospectus supplement being prepared and filed solely to name new or additional selling securityholders unless any such Holder is named in such prospectus supplement. The Company shall duly consider any comments made by a Holder and received by the Company not later than two Trading Days prior to the filing of the Registration Statement, but shall not be required to accept any such comments to which it reasonably objects.

(b) Subject to Section 6(c), (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness

Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide each selling Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holder as a selling stockholder but not any comments that would result in the disclosure to such Holder of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(c) Notify the Holders as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any prospectus supplement (but only to the extent notice is required under Section 3(a) above) or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each Holder that pertain to such Holder as a selling stockholder or to the Plan of Distribution, but not information which the Company reasonably believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to a Holder as a selling stockholder or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included or incorporated by reference in a Registration Statement ineligible for inclusion or incorporation by reference therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; and (vi) of the occurrence or existence of any pending development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by such Holder is required by law; provided, further, that notwithstanding such Holder’s agreement to keep such information confidential, such Holder makes no acknowledgement that any such information is material, non-public information.

(d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to the selling Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent reasonably requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

(f) Promptly deliver to the selling Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to Section 6(c) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holder in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States as such Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h) Cooperate with the selling Holder to facilitate the timely delivery of the Registrable Securities in book-entry form to a transferee pursuant to the Registration Statements, free, to the extent permitted by the Purchase Agreement and under applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such name as such Holder may request.

(i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(j) If required by the FINRA Corporate Financing Department or any similar entity, promptly effect a filing with FINRA pursuant to FINRA Rule 5110 with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), and pay the filing fee required by such Issuer Filing.

(k) Following expiration of the Restricted Period, if requested by the selling Holder, the Company shall use its reasonable efforts to engage an underwriter with respect to the sale of the Registrable Securities under the Registration Statement and in connection therewith:

(i) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of the Underwritten Offering pursuant to which such Registrable Securities are being offered;

(ii) use reasonable efforts to obtain: (A) at the time of effectiveness of the Registration Statement covering such Registrable Securities, a “cold comfort letter” from the Company’s independent certified public accountants covering such matters of the type customarily covered by “cold comfort letters” as the underwriters may reasonably request; and (B) at the time of any underwritten sale pursuant to such Registration Statement, a “bring-down comfort letter,” dated as of the date of such sale, from the Company’s independent certified public accountants covering such matters of the type customarily covered by “bring-down comfort letters” as the underwriters may reasonably request;

(iii) in connection with any Underwritten Offering, use reasonable efforts to obtain an opinion or opinions addressed to the underwriter or underwriters in customary form and scope from counsel for the Company; and

(iv) use reasonable efforts to participate, to the extent requested by the managing underwriter, in efforts extending for no more than two (2) days scheduled by such managing underwriter and reasonably acceptable to the Company’s senior management, to sell the Registrable Securities being offered pursuant to such Required Registration (including participating during such period in customary “roadshow” meetings with prospective investors).

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B)

in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) reasonable legal fees and expenses of one legal counsel for the Holders, up to a maximum of $10,000 per Registration Statement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar commissions of the Holders or any legal fees or other costs of the Holders (except as set forth in clause (vii)).

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, partners, members, stockholders and employees of such Holder, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, partners, members, stockholders and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities law or any rule or regulation promulgated thereunder applicable to the Company relating to any such registration, qualification or compliance, except to the extent, but only to the extent, that (1) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after such Holder has received written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice (as defined below) or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify each Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holder. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, partners, members, stockholders or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) for so long as the prospectus delivery requirements of the Securities Act apply to sales by such Holder, such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after such Holder has received written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties pursuant to this Section 5(c). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) was determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by any Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c) Furnishing of Information. The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such selling Holder and any Affiliate thereof, (ii) any FINRA affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.

(d) Subsequent Registration Rights. Without the written consent of the Holder of a majority of the then outstanding Registrable Securities, the Company shall not file any registration statement covering the resale of any Company securities held by any Person (other than any of the Holders) (an “Other Registration Statement”) unless prior to or concurrently with the filing of such Other Registration Statement, a Registration Statement required by Section 2(a) hereof is or has been filed with, and declared effective by, the Commission; provided, that this Section 6(d) shall not prohibit the Company from fulfilling its obligations under any Existing Rights Agreement.

(e) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f) Piggy-Back Registrations. If at any time following the Effectiveness Date with respect to a Registration Statement filed pursuant to Section 2(a) hereof and continuing through the applicable Effectiveness Period, except as contemplated by Section 2(b) hereof, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement (other than a post-effective amendment to an existing registration statement) relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than a registration statement on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to the Holders a written notice of such determination and, if within 10 days after the date of such notice, any Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(f) that are the subject of a then effective Registration Statement; and provided further that the Company shall only be required to register any Holder’s Registrable Securities pursuant to this Section 6(f) to the extent that the inclusion of such Registrable Securities will not reduce the amount of securities to be registered on such registration statement by any holders with registration rights provided in any Existing Rights Agreement. A registration under this Section 6(f) shall not constitute a registration for purposes of Section 2(a).

(g) Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees, for so long as the Holders hold (i) all or any portion of the Shares issued pursuant to the Purchase Agreement, and (ii) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Shares, to use its commercially reasonable efforts to:

(A) make and keep public information available, as those terms are understood and defined in Rule 144, at all times on and after the date hereof;

(B) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (or obtain extensions in respect thereof and file within the applicable grace period); and

(C) furnish to each Holder, so long as the Holder owns (1) all or any portion of the Shares issued pursuant to the Purchase Agreement, and (2) any other shares of Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of the Shares, forthwith upon request (x) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act and (y) such other information as may be reasonably requested to avail such Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration.

(h) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder of a majority of the then outstanding Registrable Securities. The Company shall provide prior notice to the Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(i) Termination of Registration Rights. For the avoidance of doubt, it is expressly agreed and understood that (i) in the event that there are no Registrable Securities outstanding as of a Filing Date, then the Company shall have no obligation to file, caused to be declared effective or to keep effective any Registration Statement hereunder (including any Registration Statement previously filed pursuant to this Agreement) and (ii) all registration rights granted to the Holders hereunder (including the rights set forth in Sections 6(d) and 6(f)), shall terminate in their entirety effective on the first date on which there shall cease to be any Registrable Securities outstanding. If not previously terminated pursuant to the foregoing sentence, it is expressly agreed and understood that all registration rights granted to the Holders pursuant to this Agreement shall terminate as to each Holder on the earlier of (A) 36 cumulative months (which need not be consecutive) during which one or more Registration Statements continues to be effective, or (B) the expiration of the Effectiveness Period. Additionally, the Company will have the unilateral right to terminate this Agreement in its entirety in accordance with Section 2.2 of the Voting and Standstill Agreement upon written notice to any Investor. In the event that the Company determines that the registration rights granted to the Holders hereunder have terminated as to any Holder, it shall notify such Holder of such determination, which notice shall set forth in reasonable detail the basis for such determination; provided, that the failure to provide any such notice shall not affect whether any Registrable Securities are outstanding or whether the registration rights granted to such Holder hereunder have terminated. For the avoidance of doubt, it is expressly agreed and understood that the Company’s determination of whether such registration rights shall have terminated shall not be deemed to be conclusive or determinative of such matter.

(j) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile, electronic mail, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Juno Therapeutics, Inc.

Attention: General Counsel

307 Westlake Avenue N., Suite 300

Seattle, Washington 98109

E-mail: [omitted]

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Facsimile: (650) 463-2600

Attention: Robert A. Koenig

or to such other Person at such other place as the Company shall designate to the Investor in writing;

if to either Investor, to:

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

Facsimile: [omitted]

Attention: Senior Vice President, Business Development

with a copy to:

Celgene Legal

86 Morris Avenue

Summit, New Jersey 07901

Facsimile: [omitted]

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Facsimile: (202) 261-3333

Attention: David E. Schulman

or to such other Person at such other place as any Investor shall designate to the Company in writing; and

if to any other Person who is then a registered Holder, to the address of such Holder as it appears in the stock transfer books of the Company, or to such other place as such Holder shall designate to the Company in writing.

(k) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holders. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder of a majority of the then outstanding Registrable Securities (other than by merger or consolidation or to an entity which acquires the Company including by way of acquiring all or substantially all of the Company’s assets). The rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by any Holders to a Permitted Transferee of such Holder, but only if (i) such Holder agrees in writing with such Permitted Transferee to assign such rights and related obligations under this Agreement, and for such Permitted Transferee to assume such obligations, and a copy of such agreement is furnished to the Company, (ii) the Company is furnished with written notice of the name and address of such Permitted Transferee and the securities with respect to which such registration rights are being transferred or assigned, (iii) such Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein and (iv) such Permitted Transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

(l) Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

(m) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

(n) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(o) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(p) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

COMPANY:

JUNO THERAPEUTICS, INC.

By:	/s/ Hans Bishop
Name:	Hans Bishop
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

INVESTORS:

CELGENE CORPORATION

By:	/s/ Robert J. Hugin
Name:	Robert J. Hugin
Title:	Chief Executive Officer

CELGENE RIVOT LTD.

By:	/s/ Kevin Mello
Name:	Kevin Mello
Title:	Director

ANNEX A

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders and any of their transferees, donees, pledgees or other successors in interest may, from time to time, sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440 (and any successor); and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440-1.

In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and if such short sale shall take place after the date that the registration statement of which this prospectus is a part is declared effective by the Commission, the selling stockholders may deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on the registration statement of which this prospectus forms a part to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the Commission.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed us that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon our being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

•	the name of each such selling stockholder and of the participating broker-dealer(s),

•	the number of shares involved,

•	the price at which such the shares of common stock were sold,

•	the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable,

•	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and

•	other facts material to the transaction.

In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with a registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.